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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 6, 1998

                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)

 Georgia                            0-11258                    58-1521612
(State or Other                  (Commission File            (IRS Employer
 Jurisdiction of                     Number)            (Identification Number)
 Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (601) 360-8600




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ITEM 5. OTHER EVENTS.

         (a) On August 6, 1998, WorldCom, Inc. ("WorldCom" or the "Company") replaced its existing $3.75 billion and $1.25 billion revolving credit facilities (the "Old Credit Facilities") with $12.0 billion in credit facilities consisting of a $3.75 billion Amended and Restated Facility A Revolving Credit Agreement ("Facility A Loans"), a $1.25 billion Amended and Restated Facility B Term Loan Agreement ("Facility B Loans") and a new $7 billion 364-Day Revolving Credit and Term Loan Agreement (the "Facility C Loans") (the Facility C Loans together with the Facility A Loans and Facility B Loans, the "New Credit Facilities"); provided, however, that if, on or before October 5, 1998, either (i) the Company's merger with MCI Communications Corporation (the "MCI/WorldCom Merger") has not been consummated and all necessary and material consents and approvals have not been obtained with respect thereto, or (ii) the Company has not delivered written confirmation of the consummation of the MCI/WorldCom Merger, a copy of the Certificate of Merger filed with respect thereto and an opinion of counsel satisfactory to the lenders under the Facility C Loans, the $7 billion commitment with respect to the Facility C Loans will be automatically reduced to $3 billion and the Company is required to make any necessary prepayments as a result thereof. The Facility A Loans and the Facility B Loans mature on June 30, 2002. The Facility C Loans have a 364 day term, which may be extended for up to two successive 364 day terms thereafter to the extent of the committed amounts from those lenders consenting thereto, with a requirement that lenders holding at least 51 percent of the committed amounts consent. Additionally, effective as of the end of such 364 day term, the Company may elect to convert up to $4 billion of the principal debt outstanding under, or in the case of a reduction in the commitment as contemplated in the prior sentence, $1.714 billion, of the Facility C Loans from revolving loans to term loans with a maturity date no later than one year after the conversion. The New Credit Facilities bear interest payable in varying periods, depending on the interest period, not to exceed six months, or with respect to any Eurodollar Rate borrowing, 12 months if available to all lenders, at rates selected by the Company under the terms of the New Credit Facilities, including a Base Rate or Eurodollar Rate, plus the applicable margin. The applicable margin for the Eurodollar Rate borrowing varies from 0.35% to 0.75% as to Facility A Loans and Facility B Loans and from 0.225% to 0.450% as to Facility C Loans, in each case based upon the better of certain debt ratings. The New Credit Facilities are unsecured but include a negative pledge of the assets of the Company and its subsidiaries (subject to certain exceptions). The New Credit Facilities require compliance with a financial covenant based on the ratio of total debt to total capitalization, calculated on a consolidated basis. The New Credit Facilities require compliance with certain operating covenants which limit, among other things, the incurrence of additional indebtedness by the Company and its subsidiaries, sales of assets and mergers and dissolutions, which covenants are generally less restrictive than those contained in the Old Credit Facilities and which do not restrict distributions to shareholders, provided the Company is not in default under the New Credit Facilities. The Facility A Loans and the Facility C Loans are subject to annual commitment fees not to exceed 0.25% and 0.12%, respectively, of any unborrowed portion of the facilities.

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         (b) On August 6, 1998, the Company completed the pricing of a public debt offering of $6.1 billion principal amount of debt securities. The net proceeds, which are anticipated to be paid on August 11, 1998, are expected to be $6.04 billion and will be used to pay down commercial bank debt and for general corporate purposes.

The public debt offering consists of $1.5 billion of 6.125% Notes Due 2001 (the "Notes Due 2001"), which will mature on August 15, 2001, $600 million of 6.25% Notes Due 2003 (the "Notes Due 2003"), which will mature on August 15, 2003, $2.25 billion of 6.4% Notes Due 2005 (the "Notes Due 2005"), which will mature on August 15, 2005 and $1.75 billion of 6.95% Notes Due 2028 (the "Notes Due 2028"), which will mature on August 15, 2028 (collectively, with the Notes Due 2001, the Notes Due 2003, the Notes 2005 and the Notes Due 2028, the "Notes"), bear interest payable semiannually in arrears on February 15 and August 15 of each year, commencing on February 15, 1999.

The Notes will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at respective redemption prices equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments (as defined therein) discounted at the Treasury Rate (as defined therein) plus (a) 10 basis points for the Notes Due 2001, (b) 15 basis points for the Notes Due 2003, (c) 15 basis points for the Notes Due 2005, or (d) 20 basis points for the Notes Due 2028, plus in the case of each of clause (i) and (ii) accrued interest to the date of redemption.

The offering will only be made by means of a prospectus, which may be obtained from Salomon Smith Barney, Seven World Trade Center, New York, New York, 10048. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

ITEM 7 (C) EXHIBITS.

         The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

         Exhibit No.                Description
         -----------                -----------
         1.1                        Underwriting agreement dated August 6, 1998, between WorldCom, Inc.
                                    ("WorldCom") and Salomon Brothers Inc and the other firms named therein, acting severally on behalf of themselves as Managers and Underwriters and on behalf of the other several Underwriters, if any, named in the Terms Agreement

         1.2                        Terms Agreement, dated August 6, 1998, between WorldCom, and
                                    Salomon Brothers Inc and the other firms named therein, acting severally on behalf of themselves as Managers and Underwriters and on behalf of the other several
                                    Underwriters named therein

         4.1                        Form of 6.125% Notes Due 2001

         4.2                        Form of 6.25% Notes Due 2003

         4.3                        Form of 6.4% Notes Due 2005

         4.4                        Form of 6.95% Notes Due 2028

         4.5                        Senior Indenture dated March 1, 1997 by and between WorldCom and The
                                    Chase Manhattan Bank, as successor trustee to Mellon Bank N.A.
                                    (incorporated herein by reference to Exhibit 4.6 to WorldCom's Quarterly
                                    Report on Form 10-Q for the period ended March 31, 1997 (File No. 0-11258)

         10.1                       Amended and Restated Facility A Revolving Credit Agreement
                                    among WorldCom, Inc.(borrower), NationsBank, N.A. (Arranging
                                    Agent and Administrative Agent), NationsBanc Montgomery
                                    Securities LLC (Lead Arranger), Bank of America NT & SA,

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
         EXHIBITS                   DESCRIPTION
         --------                   -----------
                                    Barclays Bank PLC, The Chase Manhattan Bank,
                                    Citibank, N.A., Morgan Guaranty Trust
                                    Company of New York, and Royal Bank of
                                    Canada (Co-Syndication Agents) and the
                                    lenders named therein dated as of August 6,
                                    1998.

         10.2                       Amended and Restated Facility B Term Loan Agreement among
                                    WorldCom, Inc. (borrower), NationsBank, N.A. (Arranging Agent and Administrative Agent), NationsBanc Montgomery Securities
                                    LLC (Lead Arranger), Bank of America NT & SA, Barclays Bank
                                    PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan
                                    Guaranty Trust Company of New York, and Royal Bank of Canada
                                    (Co-Syndication Agents) and the lenders named therein dated as of
                                    August 6, 1998.

         10.3                       364-Day Revolving Credit and Term Loan Agreement among
                                    WorldCom, Inc. (borrower), NationsBank, N.A. (Arranging Agent and Administrative Agent), NationsBanc Montgomery Securities
                                    LLC (Lead Arranger), Bank of America NT & SA, Barclays Bank
                                    PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan
                                    Guaranty Trust Company of New York, and Royal Bank of Canada
                                    (Co-Syndication Agents) and the lenders named therein dated as of
                                    August 6, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WORLDCOM, INC.



                                               By: /s/ SCOTT D. SULLIVAN
                                                  -----------------------------
                                                  Scott D. Sullivan
                                                  Chief Financial Officer

August 7, 1998


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                                 EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------
         1.1                        Underwriting agreement dated August 6, 1998, between WorldCom, Inc.
                                    ("WorldCom") and Salomon Brothers Inc and the other firms named therein, acting severally on behalf of themselves as Managers and Underwriters and on behalf of the other several Underwriters, if any, named in the Terms Agreement

         1.2                        Terms Agreement, dated August 6, 1998, between WorldCom, and
                                    Salomon Brothers Inc and the other firms named therein, acting severally on behalf of themselves as Managers and Underwriters and on behalf of the other several Underwriters named therein

         4.1                        Form of 6.125% Notes Due 2001

         4.2                        Form of 6.25% Notes Due 2003

         4.3                        Form of 6.4% Notes Due 2005

         4.4                        Form of 6.95% Notes Due 2028

         4.5                        Senior Indenture dated March 1, 1997 by and between WorldCom and The
                                    Chase Manhattan Bank, as successor trustee to Mellon Bank N.A.
                                    (incorporated herein by reference to Exhibit 4.6 to WorldCom's Quarterly
                                    Report on Form 10-Q for the period ended March 31, 1997 (File No. 0-11258)

         10.1                       Amended and Restated Facility A Revolving Credit Agreement
                                    among WorldCom, Inc.(borrower), NationsBank, N.A. (Arranging
                                    Agent and Administrative Agent), NationsBanc Montgomery
                                    Securities LLC (Lead Arranger), Bank of America NT & SA,
                                    Barclays Bank PLC, The Chase Manhattan Bank,
                                    Citibank, N.A., Morgan Guaranty Trust
                                    Company of New York, and Royal Bank of
                                    Canada (Co-Syndication Agents) and the
                                    lenders named therein dated as of August 6,
                                    1998.

         10.2                       Amended and Restated Facility B Term Loan Agreement among
                                    WorldCom, Inc. (borrower), NationsBank, N.A. (Arranging Agent and Administrative Agent), NationsBanc Montgomery Securities
                                    LLC (Lead Arranger), Bank of America NT & SA, Barclays Bank
                                    PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan
                                    Guaranty Trust Company of New York, and Royal Bank of Canada
                                    (Co-Syndication Agents) and the lenders named therein dated as of
                                    August 6, 1998.

         10.3                       364-Day Revolving Credit and Term Loan Agreement among
                                    WorldCom, Inc. (borrower), NationsBank, N.A. (Arranging Agent and Administrative Agent), NationsBanc Montgomery Securities
                                    LLC (Lead Arranger), Bank of America NT & SA, Barclays Bank
                                    PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan
                                    Guaranty Trust Company of New York, and Royal Bank of Canada
                                    (Co-Syndication Agents) and the lenders named therein dated as of
                                    August 6, 1998.